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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2000
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                                   Oncor, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


           0-16177                                   52-1310084
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   (Commission File Number)              (I.R.S. Employer Identification No.)


   15200 Shady Grove Road, Rockville, Maryland                  20850
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (301) 527-2222
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 3.    Bankruptcy or Receivership

On April 7, 2000, the Second Amended Liquidating Chapter 11 Plans (the "Plans") of Oncor, Inc. (the "Company") and its wholly-owned subsidiary, Codon Pharmaceuticals, Inc. ("Codon") became effective. An order confirming the Plans, pursuant to section 1129 of the Bankruptcy Code, dated February 29, 2000, had previously been entered by the United States Bankruptcy Court for the District of Delaware on March 7, 2000. The Company and Codon originally filed voluntary petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware on February 26, 1999.

The Company's Plan provides for the liquidation of all assets of the Company and the cancellation of all equity interests in the Company. In addition, the Plan provides for the payment of administrative expenses and priority tax claims in cash in full, and for the partial payments of all other claims (other than those related to the Company's equity interests).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)    Exhibits

                  99.1 Confirmation Order pursuant to section 1129 of the Bankruptcy Code, dated February 29, 2000, entered by the United States Bankruptcy Court for the District of Delaware on March 7, 2000, confirming Oncor, Inc.'s and Codon Pharmaceuticals, Inc.'s Second Amended Liquidating Chapter 11 Plans (In re: Codon Pharmaceuticals, Inc. and Oncor, Inc., Case No. 99-436).

                  99.2 Press release dated April 13, 2000 announcing that on April 7, 2000 the Second Amended Liquidating Chapter 11 Plan of Oncor, Inc. became effective.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Oncor, Inc.
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                                  (Registrant)

                                  By:    /s/ Joseph R. Shaya
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                                  Name:  Joseph R. Shaya
                                  Title: Acting President and Chief Executive
                                           Officer




Dated:  April 14, 2000